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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2005

                               US DATAWORKS, INC.
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             (Exact name of registrant as specified in its charter)

              Nevada                    001-15835            84-1290152
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   (State or other jurisdiction        (Commission         (I.R.S. Employer
         of incorporation)             File Number)       Identification No.)

             5301 Hollister Road, Suite 250
                      Houston, TX                                 77040
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         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (713) 934-3855


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On June 29, 2005, US Dataworks, Inc. issued a press release announcing its financial results for fisical 2005 fourth quarter and year end results. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information contained in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1     Press Release of US Dataworks, Inc. dated June 29, 2005 .

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         US DATAWORKS, INC.
Date    June 29  , 2005

                                                         /s/ John S. Reiland
                                                         -----------------------
                                                         John S. Reiland
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release of US Dataworks, Inc. June 29, 2005.